Exhibit 99(b)

SAFE HARBOR STATEMENT

Integra Bank Corporation March 31, 2009

Integra Bank Corporation Short Term Basis Risk Net Asset/(Liability) Position March 31, 2009

Integra Bank Corporation Investment Portfolio March 31, 2009

Integra®
Bank

SAFE HARBOR STATEMENT

Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the effects of the current recession in the markets in which we primarily do business; (2) changes in the interest rate environment that reduce our net interest margin; (3) unanticipated additional charge-offs and loan loss provisions; (4) our ability to maintain required capital levels and adequate sources of funding and liquidity; (5) additional declines in value of our investment securities portfolio, including adverse developments affecting the issuers of trust preferred securities we hold; (6) changes and trends in capital markets; (7) competitive pressures from other depository institutions that increase our funding costs; (8) unanticipated effects or changes in critical accounting policies and judgments; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect us or the banking industry; (10) our ability to attract and retain key personnel; (11) our ability to fully utilize our deferred tax asset; (12) our ability to maintain security for confidential information in our computer systems and telecommunications network; (13) the effects of our participation in the Capital Purchase Program and possible changes to that program; (14) increases in insurance premiums we pay to the Federal Deposit Insurance Corporation and (15) damage to our reputation as a result of the foregoing, including our ability to retain customers and attract new ones, our cost of funding and our level of liquidity as well as other factors we describe in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

ASSETS	March 31, 2009	December 31, 2008	March 31, 2008
Cash and due from banks	$ 353,743	$ 62,354	$ 81,156
Federal funds sold and other short-term investments	514	419	3,992
Loans held for sale (at lower of cost or market value)	7,956	5,776	6,480
Securities available for sale	541,883	561,739	632,758
Regulatory stock	29,137	29,155	29,181
Loans:			
Commercial loans	1,828,731	1,850,043	1,660,472
Consumer loans	409,255	432,183	419,577
Mortgage loans	188,013	208,017	260,701
Less: Allowance for loan losses	(78,525)	(64,437)	(28,590)
Net loans	2,347,474	2,425,806	2,312,160
Premises and equipment	46,834	48,500	50,228
Goodwill	-	-	122,824
Other intangible assets	9,507	9,928	11,221
Other assets	218,485	213,423	150,610
TOTAL ASSETS	$ 3,555,533	$ 3,357,100	$ 3,400,610
LIABILITIES			
Deposits:			
Non-interest-bearing demand	$ 299,454	$ 284,032	$ 295,942
Savings & interest checking	657,826	600,374	555,844
Money market	340,084	301,411	390,610
Certificates of deposit and other time deposits	1,282,679	1,154,375	1,065,727
Total deposits	2,580,043	2,340,192	2,308,123
Short-term borrowings	277,040	415,006	367,022
Long-term borrowings	392,562	360,917	360,754
Other liabilities	44,386	36,194	33,561
TOTAL LIABILITIES	3,294,031	3,152,309	3,069,460
SHAREHOLDERS' EQUITY			
Preferred stock - $1,000 par value - 1,000,000 shares authorized	81,761	-	-
Common stock - $1.00 stated value - 29,000,000 shares authorized	20,745	20,749	20,657
Additional paid-in capital	209,168	208,732	207,332
Retained earnings	(44,435)	(15,754)	104,247
Accumulated other comprehensive income (loss)	(5,737)	(8,936)	(1,086)
TOTAL SHAREHOLDERS' EQUITY	261,502	204,791	331,150
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 3,555,533	$ 3,357,100	$ 3,400,610

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

	Three Months Ended				
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
INTEREST INCOME					
Interest and fees on loans and leases	$ 25,952	$ 33,235	$ 35,201	$ 35,777	$ 38,782
Interest and dividends on securities available for sale	6,474	6,811	6,605	6,909	7,267
Interest on securities held for trading	-	-	-	45	525
Dividends on regulatory stock	521	103	385	409	376
Interest on loans held for sale	103	85	88	90	103
Interest on federal funds sold and other investments	93	10	26	30	38
Total interest income	33,143	40,244	42,305	43,260	47,091
INTEREST EXPENSE					
Interest on deposits	12,187	13,532	12,888	12,851	16,392
Interest on short-term borrowings	763	1,447	1,995	1,955	2,166
Interest on long-term borrowings	2,710	3,828	3,562	3,288	5,015
Total interest expense	15,660	18,807	18,445	18,094	23,573
NET INTEREST INCOME	17,483	21,437	23,860	25,166	23,518
Provision for loan losses	31,394	38,169	17,978	6,003	3,634
Net interest income after provision for loan losses	(13,911)	(16,732)	5,882	19,163	19,884
NON-INTEREST INCOME					
Service charges on deposit accounts	4,413	5,436	5,884	5,059	4,699
Trust income	459	470	573	554	559
Debit card income-interchange	1,257	1,281	1,358	1,376	1,243
Other service charges and fees	1,093	1,142	1,103	1,315	1,579
Securities gains (losses)	(1,170)	(4,309)	13	(6,299)	24
Gain (Loss) on sale of other assets	2,496	(3)	(47)	(12)	-
Warrant fair value adjustment	(4,738)	-	-	-	-
Other	1,682	1,742	1,300	1,019	2,630
Total non-interest income	5,492	5,759	10,184	3,012	10,734
NON-INTEREST EXPENSE					
Salaries and employee benefits	12,075	11,442	12,125	12,446	12,394
Occupancy	2,581	2,657	2,621	2,541	2,560
Equipment	849	875	974	955	928
Professional fees	1,730	1,816	1,390	1,317	1,218
Communication and transportation	1,161	1,248	1,223	1,371	1,222
Loan and OREO expense	5,448	1,028	870	430	452
Goodwill impairment	-	74,824	48,000	-	-
Other	5,629	5,678	4,984	5,117	5,347
Total non-interest expense	29,473	99,568	72,187	24,177	24,121
Income (Loss) before income taxes	(37,892)	(110,541)	(56,121)	(2,002)	6,497
Income taxes expense (benefit)	(9,831)	(28,919)	(22,794)	(1,103)	1,524
Net Income (loss)	(28,061)	(81,622)	(33,327)	(899)	4,973
Preferred stock dividends and discount accretion	413	-	-	-	-
Net income (loss) available to common shareholders	$ (28,474)	$ (81,622)	$ (33,327)	$ (899)	$ 4,973
Earnings (Loss) per common share:					
Basic	$ (1.37)	$ (3.97)	$ (1.62)	$ (0.04)	$ 0.24
Diluted	(1.37)	(3.97)	(1.62)	(0.04)	0.24
Weighted average common shares outstanding:					
Basic	20,732	20,569	20,567	20,554	20,537
Diluted	20,732	20,569	20,567	20,554	20,544

INTEGRA BANK CORPORATION
SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except per share data and ratios)

		March 31, 2009			December 31, 2008	
Net Income (Loss) Available to Common Shareholders	$	(28,474)		$	(81,622)	
Diluted Earnings per Common Share	$	(1.37)		$	(3.97)	
Tangible Book Value per Common Share	$	8.21		$	9.39	
Net Interest Margin		2.39	%		2.86	%
Tier 1 Leverage		7.99	%		6.41	%
Total Risk-Based Capital		11.73	%		9.75	%
Tangible Equity to Tangible Assets		7.11	%		5.82	%
Tangible Common Equity to Tangible Assets		4.80	%		5.82	%
Non-performing Loans to Loans		7.80	%		6.06	%
Non-performing Assets to Loans and Other Real Estate Owned		8.55	%		6.79	%
Allowance for Loan Losses to Loans		3.24	%		2.59	%
Allowance for Loan Losses to Non-performing Loans		41.50	%		42.70	%
Net Charge-offs		2.86	%		2.48	%

Integra Bank Corporation
March 31, 2009


Total NPAs by Loan Type
$209.1M (000's)
C&I
9.44%
CRE
16.92%
OREO
9.49%
Consumer & Home Equity
1.44%
Residential Mortgage
2.04%
Residential Construction
60.67%
CRE
Residential Construction
Residential Mortgage
Consumer & Home Equity
OREO
C&I

Integra Bank Corporation
Short Term Basis Risk
Net Asset/(Liability) Position
March 31, 2009



800
600
400
200
0
(200)
(400)
(balances in millions)
312
655
(203)
(19)
(93)
653
Prime/FF
1 M LIBOR
3 M LIBOR
6 M LIBOR
Other Short Term
Net

Integra Bank Corporation
Investment Portfolio
March 31, 2009



Sector Allocation
$541,883(in thousands)
Other
$9,300
1.72%
Municipal
$87,782
16.20%
Trust Preferred
$23,667
4.37%
CMO's (Agency)
$267,795
49.42%
MBS's
$125,302
23.12%
CMO's (Private Label)
$28,037
5.17%
CMO's (Agency) CMO's (Private Label) MBS's Trust Preferred Municipal Other

Integra Bank Corporation
Investment Portfolio
March 31, 2009
(in thousands)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government agencies	$ 667	$ 5	$ 4	$ 668
Collateralized Mortgage Obligations:				
Agency	261,255	6,540	-	267,795
Private Label	33,590	-	5,553	28,037
Mortgage-backed securities	122,609	2,695	2	125,302
Trust Preferred	37,711	991	15,035	23,667
States & political subdivisions	85,022	2,950	190	87,782
Other securities	8,640	5	13	8,632
Total	$ 549,494	$ 13,186	$ 20,797	$ 541,883

Integra Bank Corporation
Analysis of Last 8 Quarters
Ended March 31, 2009
(dollars and total shares in thousands)

Balance Sheet Detail (Period End)	2Q07	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08	1Q09
Commercial Loans	$ 1,467,730	$ 1,572,013	$ 1,604,785	$ 1,660,472	$ 1,744,943	$ 1,808,343	$ 1,850,043	$ 1,828,731
Direct Consumer	315,116	318,107	323,633	325,714	340,088	348,313	353,055	334,586
Indirect Consumer	110,970	104,630	99,848	93,863	87,864	82,793	79,128	74,669
Total Consumer	426,086	422,737	423,481	419,577	427,952	431,106	432,183	409,255
Residential Mortgage	324,411	305,238	283,112	260,701	237,102	221,361	208,017	188,013
Total Loans	2,218,227	2,299,988	2,311,378	2,340,750	2,409,997	2,460,810	2,490,243	2,425,999
Personal NIB DDA	73,104	70,569	67,593	73,813	69,996	63,683	62,553	67,434
Non Personal NIB DDA	207,459	198,385	197,295	222,129	234,553	213,403	221,479	232,020
Total Low Cost Deposits (1)	791,587	779,234	782,479	851,786	868,402	834,853	884,406	957,280
Total Core Deposits (2)	1,186,431	1,172,846	1,183,577	1,242,396	1,254,743	1,180,007	1,185,817	1,297,364
Income Statement								
Net Interest Income	$ 23,567	$ 24,698	$ 24,655	$ 23,518	$ 25,166	$ 23,860	$ 21,437	$ 17,483
Provision for Loan Losses	455	723	2,280	3,634	6,003	17,978	38,169	31,394
Non Interest Income	9,931	10,387	7,538	10,734	3,012	10,184	5,759	5,492
Non Interest Expense	21,870	22,242	23,371	24,121	24,177	72,187	99,568	29,473
Pre tax Income	11,173	12,120	6,542	6,497	(2,002)	(56,121)	(110,541)	(37,892)
Net Income	8,333	9,206	5,815	4,973	(899)	(33,327)	(81,622)	(28,061)
Net Income Available to Common Shareholders	8,333	9,206	5,815	4,973	(899)	(33,327)	(81,622)	(28,474)
Earnings Per Common Share (diluted)	0.41	0.45	0.28	0.24	(0.04)	(1.62)	(3.97)	(1.37)
Ratios								
ROA	1.04 %	1.13 %	0.69 %	0.59 %	(0.11) %	(3.93) %	(9.57) %	(3.25) %
Return on Common Equity	10.71	11.34	6.99	6.01	(1.09)	(41.36)	(119.82)	(56.62)
Efficiency Ratio	62.65	61.09	64.20	67.73	67.59	68.49	75.55	107.66
Net Interest Margin	3.40	3.52	3.42	3.23	3.43	3.22	2.86	2.39
ALLL/Total Loans	1.19	1.15	1.18	1.22	1.32	1.70	2.59	3.24
NPL's/Total Loans	0.62	0.70	0.98	1.28	2.09	3.46	6.06	7.80
ALLL/NPL's	191.57	164.48	120.27	95.11	62.96	49.03	42.70	41.50
Net Charge Off	0.22	0.13	0.25	0.40	0.48	1.31	2.48	2.86
Balance Sheet Overview								
Total Assets	$ 3,214,362	$ 3,317,320	$ 3,350,126	$ 3,400,610	$ 3,401,210	$ 3,356,842	$ 3,357,100	$ 3,555,533
Total Loans	2,218,227	2,299,988	2,311,378	2,340,750	2,409,997	2,460,810	2,490,243	2,425,999
Total Deposits	2,415,619	2,383,953	2,340,137	2,308,123	2,323,648	2,385,794	2,340,192	2,580,043
Common Stock	20,629	20,649	20,650	20,657	20,759	20,749	20,749	20,745
Preferred Stock (Includes Discount)	-	-	-	-	-	-	-	81,761
Tier 1 Capital	9.41 %	9.30 %	9.34 %	9.37 %	9.13 %	9.05 %	7.68 %	10.01 %
Tangible Common Equity	$ 183,977	$ 189,675	$ 193,102	$ 197,105	$ 185,850	$ 191,405	$ 194,863	$ 170,234
Total Equity	316,313	325,090	327,804	331,150	319,464	276,588	204,791	261,502

(1) Low cost core deposits consist of interest checking, demand deposits and savings accounts.
(2) Core deposits consist of low cost core deposits plus money market accounts.